UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to Section 240.14a

THE KOREA FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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The Korea Fund, Inc.

Dear Fellow Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of The Korea Fund, Inc. (the “Fund”) is to be held at 10:00 a.m., Eastern time, on Wednesday, October 31, 2012, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting, and an envelope — postage-prepaid — in which to return your proxy card are enclosed. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card.

At the Annual Meeting, your Board will be seeking your support to elect one Class I Director, one Class II Director and two Class III Directors (the “Proposal”). Your Board has three classes of Directors, each class serving for a three-year term. Three of the Fund’s Directors will be leaving the Board in the near future. Ronaldo A. da Frota Nogueira has reached the mandatory retirement age set by the Board and, therefore, cannot run for re-election. Kesop Yun and Christopher Russell have each decided to focus on other opportunities and will not run for re-election and will resign, respectively. I wish to personally thank Messrs. Nogueira, Yun and Russell for their years of excellent service to the Board.

As a result, this year, in addition to seeking your support for the re-election of a Class III Director whose term expires in 2012, the Board will be seeking your support to elect three new Directors who are being nominated to serve on the Board. Your Board has carefully considered the Proposal and recommends that you vote in favor of the nominees for the Class I, Class II and Class III Directors as described in the proxy statement.

Your Board looks forward to meeting stockholders at the Annual Meeting at which time we shall be available to discuss any issues of interest to you with regard to our Fund.

Yours very sincerely,

Julian Reid
Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR TO VOTE THROUGH THE INTERNET OR BY TELEPHONE, SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. WE ALSO URGE YOU TO RESPOND TO THE QUESTION ON THE PROXY CARD.

THE KOREA FUND, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of

The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Meeting” or the “Annual Meeting”) of The Korea Fund, Inc. (the “Fund”) has been called to be held at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Wednesday, October 31, 2012 at 10:00 a.m., Eastern time,

1.(a)	To elect two Class III Directors of the Fund, each to hold office until the Fund’s 2015 Annual Meeting of Stockholders and until his/her successor shall have been duly elected and qualified; and

(b)	To elect one Class I Director to hold office until the Fund’s 2013 Annual Meeting of Stockholders and until his successor shall have been duly elected and qualified; and

(c)	To elect one Class II Director to hold office until the Fund’s 2014 Annual Meeting of Stockholders and until his successor shall have been duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 5, 2012 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

New York, New York

September 28, 2012

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, or vote through the Internet or by telephone. Please mark and mail your proxy or proxies, or vote through the Internet or by telephone, promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders, to be held at the offices Allianz Global Investors Fund Management LLC (“AGIFM”), 1633 Broadway between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Wednesday, October 31, 2012 at 10:00 a.m., Eastern time (the “Meeting”), and at any adjournments or postponements thereof.

This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the proxy card are first being mailed to stockholders on or about September 28, 2012 or as soon as practicable thereafter.

The Board has fixed the close of business on September 5, 2012 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held, with no cumulative voting rights, with respect to each matter on which they are entitled to vote. As of the Record Date, there were 9,468,702 shares of common stock of the Fund outstanding (the “Shares”).

If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund (addressed to the Fund’s Secretary at the Fund’s principal executive offices, 1633 Broadway, New York, New York 10019), by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting in person. Proxies voted through the Internet or by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Meeting without voting will not revoke a valid proxy.

All properly executed proxies received in time for the Meeting (as explained on the enclosed proxy card) will be voted as specified in the proxy. Unless instructions to the contrary are marked, proxies will be voted “FOR” the election of Joseph T. Grause, Jr. as a Class I Director, Christopher B. Brader as a Class II Director and Richard Silver and Marran H. Ogilvie as Class III Directors (the “Proposal”). Information about the Director nominees begins on page 4 and additional information regarding the nominees’ qualifications to serve as Directors of the Fund begins on page 18.

The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees for which the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor discretionary power to vote on a particular matter. Election of each director nominee requires the affirmative vote of the holders of a majority of Shares present in person or by proxy and entitled to vote thereon. Abstentions will have the effect of a vote against the applicable nominee. Broker non-votes will have the effect of a vote against all of the nominees. Stockholders are urged to forward their voting instructions promptly.

The Fund provides periodic reports to all stockholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s annual report for its fiscal year ended June 30, 2012 and a copy of the Fund’s semi-annual report for the six-month period ended December 31, 2011, without charge, by calling the Fund’s stockholder servicing agent at (800) 331-1710 or writing the Fund at 1633 Broadway, New York, New York 10019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 31, 2012

The 2012 Proxy Statement and the Annual Report to Stockholders for the fiscal year ended June 30, 2012 are available at www.thekoreafund.com.

PROPOSAL: ELECTION OF CLASS I, CLASS II and CLASS III DIRECTORS

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The Class III Directors are up for election at the Meeting. The Fund’s current Class III Directors are Ronaldo A. da Frota Nogueira and Richard A. Silver. Mr. Nogueira has reached the mandatory retirement age set by the Board and, therefore, was not eligible to be nominated for re-election. The Board of Directors has nominated Mr. Silver for re-election as a Class III Director. The Board of Directors has also nominated Marran H. Ogilvie as a Class III Director.

In addition, at the 2011 annual meeting of stockholders, Kesop Yun did not receive the required vote for election as a Class II Director, and he has served during the past year as a holdover director. As required by Maryland law, a holdover director only serves until the next annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Yun decided to focus on other opportunities and does not seek to be re-elected at the Meeting. As a result, the Board of Directors has nominated Christopher B. Brader as a Class II Director of the Fund.

Lastly, Christopher Russell, who currently serves as Class I Director of the Fund, will resign from the Board of Directors as of the Meeting to focus on other opportunities. The Board of Directors has nominated Joseph T. Grouse, Jr. as a Class I Director of the Fund to fill the vacancy that will be created by Mr. Russell’s resignation.

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Class I, Class II and Class III Directors of the Fund. If elected, the Class III nominees would serve until the 2015 annual meeting of stockholders and until his/her successor is duly elected and qualified, or his/her earlier death, resignation, retirement or removal. The Class I nominee would serve until the 2013 Annual Meeting of Stockholders and the Class II nominee would serve until the 2014 Annual Meeting of Stockholders, in each case until his successor is duly elected and qualified, or his earlier death, resignation, retirement or removal.

As indicated above, Richard A. Silver is currently a Class III Director who has been nominated for re-election and the other director nominees are not currently members of the Fund’s Board of Directors. Each of the nominees has consented to stand for election and to serve if elected. If any of the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace that nominee. The Board of Directors has approved the nomination of Ms. Ogilvie and Messrs. Brader, Grause and Silver as Directors of the Fund.

Information Concerning the Nominees

The following table sets forth certain information concerning the nominee for Class I Director of the Fund.

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Or to be Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Joseph T. Grause, Jr. (60)	Nominee for Class I Director	N/A	Self Employed Consultant (since January 2012); Director of Endowments and Foundations, Morningstar, Inc. (February 2010 to May 2011); Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc. (May 2007 to February 2010); Country Manager – Morningstar UK Limited, Morningstar, Inc. (June 2005 to May 2007).	1	None

The following table sets forth certain information concerning the nominee for Class II Director of the Fund.

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Or to be Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Christopher B. Brader (62)	Nominee for Class II Director	N/A	Director of LIM Japan Fund (since March 2012); Investment Manager of Advance Emerging Capital Ltd. (2009-2011); Director of Winchester House Club Ltd. (2010-2012); Director of Romanian Investment Fund (2000-2012); Director of Progressive Developing Markets Ltd. (2002-2009).	1	None

The following table sets forth certain information concerning the nominees for Class III Directors of the Fund to serve until the 2015 Annual Meeting of Stockholders.

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Or to be Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Richard A. Silver (65)	Director	2006	Director of the Fund; Retired. Formerly, Executive Vice President, Fidelity Investments.	1	None

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Or to be Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Marran H. Ogilvie (44)	Nominee for Class III Director	N/A	Director of Southwest Bankcorp, Inc. (since 2011); Consultant and Advisor of Lehman Brother International (Europe) Administration (since 2010); Chief of Staff of Cowen Group, Inc. (2009-2010); Chief Operating Officer of Ramius, LLC (2007-2009); General Counsel of Ramius, LLC (1997-2007).	1	None

Information Concerning Current/Continuing Directors

The following tables set forth certain information regarding Julian Reid and Christopher Russell, who are the Fund’s current Class I Directors; Kesup Yun, who is the Fund’s current Class II Director; and Ronaldo A. da Frota Nogueira, who, with Richard A. Silver, is currently a Class III Director of the Fund. As noted above, Mr. Russell will resign from the Board as of the Annual Meeting and Messrs. Nogueira and Yun will not run for re-election. Mr. Reid will serve until the 2013 Annual Meeting of Stockholders and until his successor is elected and has qualified, or his earlier death, resignation, retirement or removal.

Class I — Directors Currently Serving until 2013 Annual Meeting of Stockholders*

Name, Address** and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Julian Reid (68)	Director and Chairman of the Board	2004	Director of JM Properties Ltd. (since 2012); Director of the Saffron Fund, Inc.; Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); and Director and Chairman of 3a Funds Group (since 1998). Formerly, Director (since 2008) and Chairman (since 2009) of ASA Ltd.	1	None

Name, Address** and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Christopher Russell (63)	Director	2004	Director of Enhanced Index Funds pcc (since 2002); Director of Salters’ Management Company (charitable endowment) (since 2003); Director of JP Morgan Japan Smaller Companies Investment Trust plc (since 2006); Director of Hanseatic Asset Management LBG (asset management company) (since 2008); Director of The Association of Investment Companies Ltd. (trade body representing UK investment companies) (since 2009); Director of Schroders (C.I.) Ltd. (private bank) (since 2009); Director of F&C Commercial Property Trust Ltd., (UK commercial property investment co.) (since 2009); Director of HICL Infrastructure Company Ltd. (fund of infrastructure investments) (since 2010); and Director of Macau Property Opportunities Fund Ltd. (since 2012). Formerly, Director of Candover Investments plc (private equity) (2004-2010) and formerly, Director of Castle Asia Alternative pcc Ltd. (fund of Asian hedge funds) (2009-2011).	1	None

Class II — Director Currently Serving until 2012 Annual Meeting of Stockholders and Not Standing for Re-Election

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Kesop Yun*** (67)	Director	1999	Professor Emeritus, College of Business Administration, Seoul National University, Seoul, Korea; and Chairman of the Steering Committee, Korea Investment Corporation.	1	None

Class III — Director Currently Serving until 2012 Annual Meeting of Stockholders and Not Standing for Re-Election

Name, Address* and Age	Position(s) Held with the Fund	Year First Became a Director	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Ronaldo A. da Frota Nogueira (74)	Director	2000	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher) and Chairman, Sovereign High Yield Investment Company Ltd. Formerly, Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts) (until 2009); and Member, Board of the Association of Certified International Investment Analysts (ACIIA) (until 2009).	1	None

*	Mr. Russell will resign from the Board as of the Annual Meeting.
**	For purposes of Fund business, all Directors may be contacted at the following address: c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
***	Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

All Directors are considered by the Fund not to be “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, the Fund’s investment manager, RCM Capital Management LLC (“RCM” or the “Manager”), or the Fund’s sub-adviser, RCM Asia Pacific Limited (“RCM AP” or the “Sub-Adviser”).

As of September 25, 2012, the dollar range of equity securities in the Fund owned by each Director or Director nominee was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Family of Investment Companies*
Christopher B. Brader	None	None
Joseph T. Grause, Jr.	None	None
Ronaldo A. da Frota Nogueira	over $100,000	over $100,000
Marran H. Ogilvie	$10,001-$50,000	$10,001-$50,000
Julian Reid	$1-10,000	$1-$10,000
Christopher Russell	$10,001-$50,000	$10,001-$50,000
Richard A. Silver	$50,001-100,000	$50,001-$100,000
Kesop Yun	None**	None

*	There are no other funds in the same family of investment companies as the Fund.
**	Mr. Yun, as a professor at Seoul National University, is subject to the “Code of Professional Ethics of Government Officials,” which currently prevents him from owning real estate or financial assets in foreign countries (including securities of the Fund).

As of August 31, 2012, no officer of the Fund owned shares of the Fund. As of August 31, 2012, all Directors, nominees for Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance The Fund’s Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their relationship with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Directors and relevant officers, investment advisers and relevant affiliated persons of the investment advisers and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during the Fund’s fiscal year ended June 30, 2012, except that a late Form 3 was filed in August 2011 for each of Christian Pachtner, Johannes Wolfgang and Jovita Chow, each of whom is an affiliated person of the Fund.

As of September 15, 2012, the following stockholders owned beneficially more than 5% of the Fund’s outstanding Shares as reported to the SEC pursuant to Rule 13d-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”):

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	City of London Investment Group PLC and City of London Investment Management Company Limited, 77 Gracechurch Street, London, England EC3V 0AS	3,023,850 shares(1)	31.6%

Common Stock	Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10012	1,123,730 shares	11.25%

(1)	City of London Investment Group, PLC is deemed to have sole voting power and sole investment power with respect to the above number of shares through its control of City of London Investment Management Company Limited.

Except as noted above, to the best of the Fund’s knowledge, as of September 15, 2012 no other person owned beneficially more than 5% of the Fund’s outstanding Shares.

Directors and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Directors. Subject to the provisions of the Fund’s Articles of Incorporation, its By-laws and Maryland law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — The Fund’s Board of Directors consists of five Directors, none of whom are “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Directors”). An Independent Director serves as Chairman of the

Board of Directors and is selected by vote of the majority of the Independent Directors. The Chairman of the Directors presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Directors generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Directors meets regularly four times each year to discuss and to consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Directors regularly meet outside the presence of Fund management.

The Board of Directors has established seven standing Committees to facilitate the Directors’ oversight of the management of the Fund: the Audit and Compliance Committee, the Contracts Committee, the Executive Committee, the Governance, Nominating and Remuneration Committee, the Investment Committee, the Korean Affairs Committee and the Valuation Committee. The functions and role of each Committee are described below under “— Committees of the Board of Directors.” The membership of each Committee consists of all of the Independent Directors, which the Directors believe allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an independent chairman, a Board composed solely of Independent Directors and full Independent Director membership on each Committee, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and the Sub-Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the net assets of the Fund and the management, administrative and other service arrangements of the Fund. The Board also believes that its structure, including the active role of the Independent Directors, facilitates an efficient flow of information concerning the management of the Fund to the Independent Directors.

Risk Oversight — The Fund has retained the Manager, and the Manager has retained the Sub-Adviser and the Sub-Administrator to provide advisory services and administrative services, respectively, and those service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager and the Sub-Administrator serve as officers of the Fund, including the Fund’s principal executive officer and principal financial and accounting officer. The Board oversees the performance of those functions by the Manager, the Sub-Adviser and the Sub-Administrator, both directly and through the Committee structure it has established. The Board receives from the Manager, the Sub-Adviser and the Sub-Administrator a wide range of reports, on both a regular basis and an as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include, among others, reports on investment risks, compliance with applicable laws and the Fund’s financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks, and the Korean market in general.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Directors, and the CCO or a member of his team provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager, the Sub-Adviser or their affiliates are not compensated by the Fund.

Name, Address* and Year of Birth	Position(s) with the Funds	Length of Time Served	Other Positions
Christian Pachtner 555 Mission Street, 17th Floor, San Francisco, CA 94105 1968	President and Chief Executive Officer	Since April 2012	Managing Committee Member, Managing Director and Head of Client Relationships and International Business Development of RCM Capital Management LLC.

Name, Address* and Year of Birth	Position(s) with the Funds	Length of Time Served	Other Positions
Brian S. Shlissel 1964	Treasurer, Principal Financial and Accounting Officer	Since April 2007	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 49 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Thomas J. Fuccillo 1968	Secretary and Chief Legal Officer	Since April 2007	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Name, Address* and Year of Birth	Position(s) with the Funds	Length of Time Served	Other Positions
Lawrence G. Altadonna 1966	Assistant Treasurer	Since April 2007	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Richard J. Cochran 1961	Assistant Treasurer	Since January 2009	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1972	Chief Compliance Officer	Since April 2007	Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Name, Address* and Year of Birth	Position(s) with the Funds	Length of Time Served	Other Positions
Lagan Srivastava 1977	Assistant Secretary	Since April 2007	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.

*	Unless otherwise noted, the address of the Fund’s officers is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Transactions with and Remuneration of Directors and Officers

The Board’s remuneration policy is to emphasize commitment to the Fund, involvement in Fund issues and attendance by Directors at Board meetings. Directors receive an annual retainer fee of $16,000, except the Chairman of the Board, who receives an additional $17,000 annual retainer fee. Each Independent Director receives a fee, paid by the Fund, of $4,000 per Directors’ meeting attended and of $1,000 per telephonic Directors’ meeting attended. The Chairman of the Audit and Compliance Committee receives an additional $9,500 annual fee for serving in that capacity. Each Independent Director also receives $4,000 per Audit and Compliance Committee meeting (unless only compliance matters are discussed) and Contracts Committee meeting attended (there is a $4,000 annual maximum remuneration for attendance at Contracts Committee meetings).

In addition, each Independent Director is eligible to receive a per diem fee for a full day of $2,000 or a pro-rated fee for a lesser period as compensation for taking on special assignments at the request of the Board. Such special assignments must be approved in advance by the Governance, Nominating and Remuneration Committee, except that special assignments for which compensation will be less than $5,000 may be approved in advance by the Chairman of the Governance, Nominating and Remuneration Committee. A report regarding compensation for such assignments is provided to the Governance, Nominating and Remuneration Committee at its next regular meeting.

RCM supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund, and receives a management fee for its services. The Fund’s other officers are also officers, employees, or stockholders of RCM’s affiliates and are paid a salary by those firms. The Fund makes no direct payments to its officers.

The following Compensation Table provides the aggregate compensation received by each Director from the Fund for the fiscal year ended June 30, 2012. For the calendar year ended December 31, 2011, the Directors received the compensation set forth in the table below for serving as Directors of the Fund and other funds in the same “fund complex” as the Fund. None of the Directors serves on any other registered investment company in the fund complex advised by RCM and its affiliates. The Fund does not pay retirement benefits to its Directors.

Compensation Table

Independent Director/Nominee	Aggregate Compensation from the Fund for the Fiscal Year Ended June 30, 2012	Total Compensation from the Fund and Fund Complex* Paid to Directors/Nominees for the Calendar Year Ended December 31, 2011
Ronaldo A. da Frota Nogueira	$41,500	$40,000
Julian Reid	$57,500	$53,500
Christopher Russell	$41,500	$40,000
Richard A. Silver	$49,750	$47,000
Kesop Yun	$41,500	$40,000

*	The “Fund Complex” includes only funds advised by RCM and its affiliates.

Each of the Fund’s executive officers is an interested person of the Fund as a result of his or her position set forth in the table above.

Director Qualifications — The Board has determined that Messrs. Reid and Silver should continue to serve as Directors based on several factors (none of which alone is decisive). Among other factors, as further discussed below, Messrs. Reid and Silver have served in such role for a substantial period of time and are intimately familiar with the Fund’s business and service provider arrangements. In addition, the Board has nominated Ms. Ogilvie and Messrs. Brader and Grause to serve as Directors of the Fund. Among the factors the Board considered when concluding that the continuing Director (Mr. Silver) and the Director nominees (Ms. Ogilvie and Messrs. Brader and Grause) should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Director and each Director nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund. Following is a summary of various qualifications, experiences and skills of each current Director who will continue on and each Director nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that he or she should serve on the Board:

Julian Reid — Mr. Reid has more than 30 years of U.S. and non-U.S. closed-end fund experience, including, among other things, serving as the head of the closed-end fund business for Jardine Fleming Investment Management (at the time, a leading investment management company in Asia, subsequently acquired by JP Morgan) and as the chairman and/or a director of numerous closed-end funds. He has spent over 40 years in the financial services industry spanning Europe, Asia and the Americas. He was based in Asia for approximately 25 years, and during that time, spent time focusing on, among others, the Korean stock market. He is an Affiliate of the Securities Industry of Australia and has been licensed by the respective regulatory bodies in the United Kingdom, Hong Kong, Singapore and Australia. In 2007, Mr. Reid was named “Small Board Trustee of the Year” by Fund Directions, a U.S. magazine focusing on corporate governance matters, for his work as the independent chairman of the Fund.

Richard A. Silver — Mr. Silver has more than 30 years of senior executive experience in the investment management industry. He served as treasurer and chief financial officer (for three years) of all Fidelity Mutual Funds and as executive vice president (for five years) of Fidelity Investments, during which time he oversaw accounting, financial reporting and related operations for more than 400 mutual funds and 2,300 other investment portfolios. He also served as senior vice president, treasurer and chief financial officer of The Colonial Group, Inc. for nearly 19 years, heading the company’s financial services group. In addition, Mr. Silver served as the chairman of the Accounting/Treasurers’ Committee of the Investment Company Institute for approximately seven years.

Marran Ogilvie — Ms. Ogilvie has significant experience in the investment management and financial services industries. She currently serves as Advisor to the Creditors Committee for the Lehman Brothers International (Europe) Administration, and as a Director of Southwest Bankcorp, Inc., a

commercial bank with branches in Oklahoma, Texas and Kansas. Ms. Ogilvie was a founding member of Ramius, LLC, an alternative investment management firm, where she served as Chief Operating Officer (for three years) and General Counsel (for ten years) before the firm’s merger with Cowen Group, Inc., a diversified financial services firm. Following the merger, Ms. Ogilvie became Chief of Staff at Cowen Group, Inc.

Joseph T. Grause, Jr. — Mr. Grause has more than 30 years of senior executive experience in the investment management industry. He previously served as Director of International Investment Consulting for Morningstar Associates Europe Limited (for three years) and as Chief Executive Officer of Morningstar UK and Morningstar France (for two years). Between 1993 and 2002, Mr. Grause held senior executive positions at AdvisorCentral, American General Asset Management, Cypress Holding Company and First Data Corporation. Prior to 1993, Mr. Grause was a Senior Vice President at Fidelity Investments, where he spent the first 17 years of his investment management career. In addition, Mr. Grause currently serves as Independent Trustee of the Advisors’ Inner Circle, Advisors’ Inner Circle II and Bishop Street Funds.

Christopher B. Brader — Mr. Brader has more than 35 years of investment management experience in emerging markets, with over a decade spent working with investment funds. He was an Investment Consultant at Advance Emerging Capital for ten years, where he was responsible for Asian investments and macro coverage. Mr. Brader was previously affiliated with ING Barings Securities Ltd., where he ran the emerging markets closed-end fund team from 1994 to 2002. Prior to that, he spent ten years at Cazenove & Co. in Hong Kong and Japan. In addition, Mr. Brader currently serves as a Director of LIM Japan Fund, Romanian Investment Fund, Progressive Developing Markets Limited and Winchester House Club Limited.

Committees of the Board of Directors

Audit and Compliance Committee. The Fund’s Audit and Compliance Committee is currently composed of all of the Fund Directors, all of whom are Independent Directors, (as defined in the 1940 Act) and is chaired by Mr. Silver. The members of the Audit and Compliance Committee are independent, as independence is defined in the listing standards of the NYSE applicable to closed-end funds. The Audit and Compliance Committee’s purposes are: (i) to oversee the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent registered public accounting firm, the performance of the Fund’s internal control systems and independent registered public accounting firm and, as appropriate, the internal controls of certain Fund service providers;

(ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (iii) to exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (iv) to act as a liaison between the Fund’s independent registered public accounting firm and the Board; (v) to oversee the Fund’s compliance with legal and regulatory requirements, including through periodic meetings with and review of reports provided by the Fund’s Chief Compliance Officer; and (vi) to prepare the audit committee report as required by Item 407(d)(3)(i) of Regulation S-K, to be included in the Fund’s annual proxy statement relating to the election of directors. The Audit and Compliance Committee met five times during the fiscal year ended June 30, 2012.

The Board of Directors has adopted a charter for the Audit and Compliance Committee. The charter, which was amended on January 27, 2010, is available at the Fund’s website, www.thekoreafund.com.

Audit and Compliance Committee’s Pre-Approval Policies and Procedures. The Audit and Compliance Committee must approve in advance the engagement of the Fund’s independent registered public accounting firm to provide (i) audit or permissible non-audit services to the Fund and (ii) non-audit services to RCM or its control affiliates that relate directly to the Fund’s operations and financial reporting. The Audit and Compliance Committee pre-approves such services on at least an annual basis, and receives at least annually a report of all audit and non-audit services rendered in the previous calendar year by the Fund’s independent registered public accounting firm for the Fund and its Affiliated Fund Service Providers (defined on page 27). Such services, including services provided to Affiliated Fund Service Providers, may be preapproved by the Audit and Compliance Committee chairman, or by any other member of the Audit and Compliance Committee who is an Independent Director and to whom such responsibility has been delegated, so long as the aggregate fees for such services do not exceed certain maximum amounts. In such case, the Audit and Compliance Committee must be notified of such preapproval at its next regularly scheduled meeting.

At a meeting held on October 26, 2011, the Audit and Compliance Committee and the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP (“PWC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2012. The Board of Directors intends to select the independent registered public accounting firm for the Fund for the fiscal year ending

June 30, 2013 at its October 30, 2012 meeting. The Fund’s financial statements for the fiscal years ended June 30, 2012 and June 30, 2011 were audited by PWC.

Audit and Compliance Committee Report. In connection with the audited financial statements as of and for the fiscal year ended June 30, 2012 included in the Fund’s 2012 Annual Report (the “Annual Report”), at a meeting held on August 20, 2012, the Audit and Compliance Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit and Compliance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit and Compliance Committee received the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent accountant’s communications with the Audit and Compliance Committee concerning independence, and has discussed with representatives of the independent registered public accounting firm the firm’s independence.

The members of the Audit and Compliance Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit and Compliance Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered accounting firm. Accordingly, the Audit and Compliance Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Compliance Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America. Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit and Compliance Committee set forth in the Audit and Compliance Committee’s Charter and those discussed above, the Audit and Compliance Committee of the Fund recommended to the Fund’s Board of Directors that the audited financial statements be included in the Fund’s Annual Report.

Contracts Committee. The Fund’s Contracts Committee is currently composed of all of the Independent Directors and meets at least annually to review the Fund’s contractual and financial arrangements. The Contracts Committee’s primary function is to review the Fund’s contractual arrangements with RCM and RCM AP and their affiliates. The Contracts Committee also reviews contractual and financial arrangements with other parties related to transfer agency, custody, investment accounting and other services. The Contracts Committee met one time during the fiscal year ended June 30, 2012. The Contracts Committee Charter was adopted on April 22, 2008 and is available on the Fund’s website, www.thekoreafund.com.

Executive Committee. The Fund’s Executive Committee is currently composed of Mr. Reid. Messrs. Nogueira, Russell, Silver and Yun serve as alternate members on the Executive Committee. Directors receive no fees for service on the Executive Committee. The Board has delegated to the Executive Committee all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended June 30, 2012.

Governance, Nominating and Remuneration Committee. The Fund’s Governance, Nominating and Remuneration Committee is currently composed of all of the Independent Directors and is chaired by Mr. Nogueira. The members of the Governance, Nominating and Remuneration Committee are independent, as independence is defined in the listing standards of the NYSE applicable to closed-end funds. The primary purposes and responsibilities of the Governance, Nominating and Remuneration Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board as Independent Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board or Board committees and making recommendations to the Board as deemed appropriate by the Governance, Nominating and Remuneration Committee; and (v) establishing and reviewing Director compensation. Directors receive no fees for service on the Governance, Nominating and Remuneration Committee. The Governance, Nominating and Remuneration Committee met two times during the fiscal year ended June 30, 2012.

The Board has adopted a written charter for the Governance, Nominating and Remuneration Committee. The charter, which was revised as of August 27, 2007, is available at the Fund’s website, www.thekoreafund.com.

The Governance, Nominating and Remuneration Committee requires that Director candidates have a college degree or equivalent business experience. The Governance, Nominating and Remuneration Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Governance, Nominating and Remuneration Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter, as it may be amended from time to time by the Governance, Nominating and Remuneration Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Governance, Nominating and Remuneration Committee. Those procedures are set forth in the paragraph below. Recommendations not properly submitted in accordance with those procedures will not be considered by the Governance, Nominating and Remuneration Committee. The Governance, Nominating and Remuneration Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Governance, Nominating and Remuneration Committee will be nominated for election to the Board.

Stockholders must submit any nominee recommendation for the Governance, Nominating and Remuneration Committee’s consideration in writing to the Fund, to the attention of the Chairman or Secretary of the Fund, at the address of the principal executive offices of the Fund, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the date of the Board or stockholder meeting at which the nominee would be elected. The stockholder recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the stockholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the recommending stockholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and (v) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder.

Investment Committee. The Fund’s Investment Committee is currently composed of all Directors and is chaired by Mr. Russell. Directors receive no fees for service on the Investment Committee. The Board has delegated to the Investment Committee the responsibility to monitor the performance of the Fund and its peer group of funds. The Investment Committee met four times during the fiscal year ended June 30, 2012. In addition, the chairman of the Investment Committee coordinates with an independent third-party consultant that reviews and provides quarterly reports to the Board regarding the performance and portfolio characteristics of the Fund.

Korean Affairs Committee. The Fund’s Korean Affairs Committee is currently composed of all Directors and is chaired by Mr. Yun. Directors receive no fees for service on the Korean Affairs Committee. The Board has delegated to the Korean Affairs Committee the responsibility to monitor the political, economic and market developments (particularly of the securities industry and its regulation) in South Korea. The Korean Affairs Committee met four times during the fiscal year ended June 30, 2012.

Valuation Committee. The Fund’s Valuation Committee is currently composed of all Directors. Directors receive no fees for service on the Valuation Committee. The Board has delegated to the Valuation Committee the responsibility to review, to assess and to approve valuation procedures, to recommend their adoption by the Board and to oversee their administration on behalf of the Fund; to determine or to cause to be determined the fair values of the Fund’s portfolio securities or other assets in accordance with the valuation procedures and the 1940 Act; to review and to approve or to ratify methodologies to be followed by the Manager to determine the fair values of portfolio securities and other assets held by the Fund without the direct involvement of the Valuation Committee or the Board (including approval or ratification of independent pricing services); and to meet periodically with representatives of the Manager to review and to assess the quality of fair valuation and other pricing determinations made pursuant to the valuation procedures and to ratify such determinations. The Valuation Committee met four times during the fiscal year ended June 30, 2012. The Valuation Committee Charter was adopted on July 29, 2009 and is available at the Fund’s website, www.thekoreafund.com.

Disclosure About Diversity

The Governance, Nominating and Remuneration Committee and/or the Board takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for Director. While the Governance, Nominating and Remuneration Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, nationality, expertise in matters that are relevant to the oversight of the Fund (e.g., investment management, accounting and trading), general leadership experience and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund.

Services Billed by PWC to the Fund.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PWC are shown in the table below:

Fiscal Year Ended	Audit Fees
June 30, 2012	$106,100
June 30, 2011	$92,000

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, including accounting consultations, attestation reports and comfort letters. For the Fund’s last two fiscal years, the Audit-Related Fees billed by PWC are shown in the table below.

Fiscal Year Ended	Audit-Related Fees
June 30, 2012	$0
June 30, 2011	$0

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PWC to the Fund.

Fiscal Year Ended	Tax Fees
June 30, 2012	$14,250
June 30, 2011	$19,500

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s last two fiscal years, no such fees were billed by PWC to the Fund.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Services Billed by PWC to the Fund’s Manager and Affiliated Fund Service Providers.

PWC billed no “Audit-Related Fees,” “Tax Fees” or “All Other Fees” to RCM or any entity controlling, controlled by or under common control with RCM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”) for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Non-Audit Services

The following table sets forth the aggregate fees that PWC billed during the Fund’s last two fiscal years for non-audit services.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to RCM and Affiliated Fund Service Providers (B)	Total of Columns (A) and (B)
June 30, 2012	$14,250	$4,429,421	$4,443,671
June 30, 2011	$19,500	$3,215,225	$3,234,725

The Fund’s Audit and Compliance Committee gave careful consideration to the non-audit related services provided by PWC to the Fund, RCM and Affiliated Fund Service Providers, and, based in part on certain representations and information provided by PWC, determined that the provision of these services was compatible with maintaining PWC’s independence.

Stockholder Communications with the Board of Directors

The Board of Directors of the Fund has adopted procedures by which Fund stockholders may send communications to the Board. Stockholders may mail written communications to the Board to the attention of the Board of Directors, The Korea Fund, Inc., c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, NY 10019. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the class and number of Shares held by the stockholder. The CLO or his designee is responsible for reviewing properly submitted stockholder communications. The CLO shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The CLO may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a stockholder, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, or any communication made in connection with such a proposal.

In addition, the Chairman of the Board is happy to receive communications directly from any stockholder at julianreid@3afunds.com.

Required Vote. Election of the nominees for Class I, Class II and Class III Director requires the affirmative vote of the holders of a majority of Shares present in person or by proxy and entitled to vote thereon. Abstentions will have the effect of a vote against the applicable nominee. Broker non-votes will have the effect of a vote against all of the nominees.

The Directors unanimously recommend that you vote FOR the election of the nominees set forth in the Proposal.

ADDITIONAL INFORMATION

Manager, Sub-Adviser and Sub-Administrator. RCM, the Manager, is located at 555 Mission Street, 17th Floor, San Francisco, California 94105. The Manager retains its affiliate, RCM AP, as Sub-Adviser to manage the Fund’s investments. RCM AP is located at 21st Floor, Cheung Kong Centre, 2 Queen’s Road Central, Hong Kong.

RCM was founded as Rosenberg Capital Management and began managing assets in 1970. RCM is wholly owned by RCM US Holdings LLC (“US Holdings”). US Holdings is a Delaware limited liability company. RCM AP was formed in 2006 and licensed by the Hong Kong SFC and registered with the SEC in January of 2007. RCM AP is the successor to all of Allianz Global Investors Hong Kong Limited’s equity management business in Hong Kong. RCM AP and RCM are affiliated companies under common control that are part of the same investment platform. RCM and RCM AP are wholly owned indirect subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

AGIFM is the Fund’s sub-administrator and has its principal offices at 1633 Broadway, New York, New York 10019.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than the proposals mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of AGIFM. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to, and obtaining proxies from, the beneficial owners of such shares.

Solicitation of proxies for the Proposal is being made primarily by the mailing of this Proxy Statement with its enclosures on or about September 28, 2012.

Whether or not a quorum is present, the Meeting of the Fund may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment put to a stockholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interest of stockholders. Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournment will subject the Fund to additional expenses. An adjournment may not extend beyond a date 120 days after the Record Date (defined above).

Stockholder Proposals

Stockholders wishing to submit proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the Fund’s 2013 annual meeting of stockholders should send their written proposals to the Secretary of the Fund, c/o Allianz Global Investors Fund Management LLC, at 1633 Broadway, New York, New York 10019 by May 31, 2013. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s By-Laws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund’s By-Laws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days’ notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the Meeting that are not included in the Proxy Statement and form of proxy, but that were timely received by the Fund. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

September 28, 2012

PROXY CARD

THE KOREA FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — October 30, 2012

The undersigned hereby appoints Brian Shlissel, Thomas J. Fuccillo and Lawrence G. Altadonna, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Korea Fund, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Wednesday, October 31, 2012 at 10:00 a.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 31, 2012.

The 2012 Proxy Statement is available at www.thekoreafund.com.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE UNDERSIGNED’S VOTE WILL BE CAST “FOR” THE PROPOSAL. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES WITH RESPECT TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature
Date:

Signature (if held jointly)
Date:

Title if a corporation, partnership or other entity

FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
Internet:	Log on to www.proxyvote.com. Make sure to have the voting instruction card available when you plan to vote your shares.
Phone:	Call 1-800-454-8683 and have the voting instruction card available. Follow the instructions.

PROXY CARD

THE KOREA FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — October 31, 2012

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

1.	Election of Class III Directors	FOR	AGAINST	ABSTAIN

	Richard Silver	☐	☐	☐

		FOR	AGAINST	ABSTAIN

	Marran H. Ogilvie	☐	☐	☐

2.	Election of Class II Director	FOR	AGAINST	ABSTAIN

	Christopher B. Brader	☐	☐	☐

3.	Election of Class I Director	FOR	AGAINST	ABSTAIN

	Joseph T. Grause, Jr.	☐	☐	☐